UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3033 Beta Avenue
Burnaby, British Columbia
Canada
V5G 4M9

(Address of principal executive offices)

(604) 630-1428
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	NYSE
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 7, 2023, PricewaterhouseCoopers LLP (Canada) (“PwC”) notified D-Wave Quantum Inc. (the “Company”) of its decision to decline to stand for re-election as the independent registered public accounting firm of the Company. Although PwC declined to stand for re-election, it maintained its relationship with the Company for the review of the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2023 (the “10-Q”). On August 10, 2023, the Company filed the 10-Q. As a result, PwC’s term as the Company’s independent registered public accounting firm ended.
PwC’s reports on the financial statements for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s report for the fiscal years ended December 31, 2022 and 2021 contained a separate paragraph that stated the Company has incurred net losses and negative cash flows from operating activities and has a negative working capital that raise substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through August 10, 2023, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with PwC’s report. Aside from the identification of a material weakness in the Company’s internal controls over financial reporting during the fiscal year ended December 31, 2022 pertaining to the Company’s design and operation of controls related  to its financial statement close process, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2022 and 2021 or in the subsequent interim period through August 10, 2023.
The Company provided PwC with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the above statements. A copy of the letter, dated August 16, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits
Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated August 16, 2023, to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D-Wave Quantum Inc.

Dated: August 16, 2023	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer